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                                                                    EXHIBIT 10.3


                          WOMEN FIRST HEALTHCARE, INC.

                              AMENDED AND RESTATED

                          1998 LONG-TERM INCENTIVE PLAN

1. Introduction and Purpose. The Plan is submitted to the Board of Directors for adoption subject to approval by the Company's stockholders. The Plan is fully effective as of the date approved by the shareholders. The Plan supersedes in its entirety the Women First HealthCare, Inc. 1998 Long-Term Incentive Plan.

        The purpose of the Plan is to promote the interests of the Company, and its shareholders by encouraging Key Associates to acquire stock or increase their proprietary interest in the Company. By thus providing the opportunity to acquire Company stock and receive incentive payments, the Company seeks to attract and retain such Key Associates upon whose judgment, initiative, and leadership the success of the Company largely depends.

        The Plan shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.

2. Definitions. Whenever the following terms are used in this Plan, they will have the meanings specified below unless the context clearly indicates the contrary.

        a) "Associate" means any person who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        b) "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

        c) "Change-in-Control" occurs in the following instances (1) a tender or exchange for all or part of the Common Stock (except an offer by the Company itself); (2) Company shareholder approval of a merger in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; (3) Company shareholder approval of a consolidation or sale, exchange or other disposition of all, or substantially all, of the Company's assets; (4) change in the composition of the Board over a two consecutive year period so that individuals who were directors at the beginning of that period no longer constitute a majority of the Board (unless the election or nomination of each new director was approved by at least two-thirds of the directors who had been directors at the beginning of the period and who were still in office at the time of the election or nomination).

        d)      "Code" means the Internal Revenue Code of 1986, as amended.



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        e)      "Committee" means the committee appointed to administer the Plan pursuant to Section 4.

        f) "Company" means Women First HealthCare, Inc. a Delaware corporation.

        g) "Common Shares" or "Common Stock" means the shares of the Company's common stock and any class of common shares into which such common shares may hereafter be converted.

        h) "Consultant" means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary of the Company to render such services.

        i) "Dividend Equivalent" means the additional amount of Common Stock issued in connection with an Option, as described in
                Section 14.

        j) "Eligible Person" means a Key Associate eligible to receive an Incentive Award.

        k) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

        l) "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

                i) If none of the provisions ii) through iv) listed below are applicable, the Fair Market Value shall be determined by the Committee in good faith on such basis, as it deems appropriate.

                ii) If the Common Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.

                iii) If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System.



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                iv)     If the Common Shares were traded on a stock exchange on
                        the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date: and

                In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

        m) "Holder" means a person, estate, trust or entity holding an Incentive Award.

        n) "Incentive Award" means any Nonqualified Stock Option, Incentive Stock Option, Common Stock, Restricted Stock, Stock Appreciation Right, Dividend Equivalent, Stock Payment or Performance Award granted under the Plan.

        o)      "Incentive Stock Option" means an Option as defined under
                Section 422 of the Code, including an Incentive Stock Option granted pursuant to Section 8 of the Plan.

        p) "Key Associate" shall mean (i) any individual who is an Associate, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, a member of the Board of Directors of a Subsidiary and (iv) a Consultant. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or as a Consultant shall be considered employment for all purposes of the Plan.

        q) "Nonqualified Stock Option" means an Option other than an Incentive Stock Option granted pursuant to Section 8 of the Plan.

        r) "Option" means either a Nonqualified Stock Option or Incentive Stock Option.

        s) "Outside Director" shall mean a member of the Board of Directors who is not an Associate.

        t) "Performance Award" means an award whose value may be linked to stock value, or other specific performance criteria which may be set by the board of Directors, but which is paid in cash, stock, or a combination of both.

        u) "Plan" means the Amended and Restated 1998 Long-Term Incentive Plan, which may be amended from time to time.

        v) "Restricted Stock" means Common Stock sold or granted to an Eligible Person, which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

        w) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.



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        x)      "Stock Appreciation Right" or "Right" means a right granted pursuant to Section 11 of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, based on the increase in the fair market value or book value of the shares subject to the right.

        y) "Stock Payment" means a payment in shares of the Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Key Associate in cash.

        z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        aa) "Total and Permanent Disability" means that the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

3.      Shares of Common Stock Subject to the Plan.

        a) Subject to the provisions of Sections 3(c) and 15 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Incentive Awards or covered by Stock Appreciation Rights unrelated to Options under the Plan shall not exceed 2,949,985. No Eligible Person shall be granted, in any calendar year, Options to purchase, or Stock Appreciation Rights with respect to, as applicable, more than 250,000 shares of Common Stock.

        b) The shares to be delivered under the Plan will be made available, at the discretion of the Board of Directors or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company.

        c) If Incentive Awards are forfeited or if Incentive Awards terminate for any other reason before being exercised, then any shares of Common Stock subject to such Incentive Awards shall again become available for award under the Plan. If Stock Appreciation Rights are exercised, then only the number of Common Shares (if any) actually issued in settlement of such Stock Appreciation Rights shall reduce the number of Common Shares available under Section 3(a) and the balance shall again become available for award under the Plan. If Restricted Stock is cancelled



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                or forfeited then such Restricted Stock shall again become available for award under the Plan.

4.      Administration of the Plan.

        a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist shall consist solely of two or more Outside Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3.

        b) Notwithstanding Section 4(a), the Board or the Committee may (i) delegate to one or more members of the Board who are not Outside Directors the authority to grant Incentive Awards under the Plan to eligible persons who are either (1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with
                Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant Incentive Awards under the Plan to Eligible Persons who are not then subject to Section 16 of the Exchange Act.

        c) The Committee has and may exercise such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Incentive Awards may be granted and the number of shares or Rights subject to each award. Subject to the express provisions of the Plan, the Committee also has authority to interpret the Plan, and to determine the terms and provisions of the respective Incentive Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan Administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee will be final, conclusive, and binding upon all parties.

        d) No member of the Board of Directors or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Incentive and Performance Award under it.

5. Eligibility and Date of Grant. The date of grant of an Incentive Award will be the date the Committee takes the necessary action to approve the grant; provided, however, that if the minutes or appropriate resolutions of the Committee provide that an Incentive Award is to be granted as of a date in the future, the date of grant will be such future date.



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6.      Outside Director Participation. Outside Directors shall receive Option grants under the Plan as described below:

        a) Upon the conclusion of each regular annual meeting of the Company's shareholders, each incumbent Outside Director who will continue serving as a member of the Board thereafter may receive a grant of a Nonstatutory Option for such number of Common Shares (subject to adjustment under Section 15 and prorated for partial year service) as the Board shall determine in its sole discretion.

        b) New Outside Directors shall receive a one-time grant of a Nonstatutory Option for a number of Common Shares as determined in the sole discretion of the Board; provided, however, that such grant shall not be made in any calendar year in which the same individual receives an Option under (a) above. Such Option, if any, shall be granted on the date when such Outside Director first joins the Board of Directors of the Company or the board of directors of a Subsidiary.

        c) Total grants under this Section 6 (less forfeitures) shall not exceed 15% of the maximum number of Common Shares available for grant under Section 3(a) of the Plan (subject to adjustment under Section 15).

7. Nonqualified Stock Options. The Committee may approve the grant of Nonqualified Stock Options to Eligible Persons, subject to the following terms and conditions:

        a) The purchase price of Common Stock under each Nonqualified Stock Option may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date the Nonqualified Stock Option is granted.

        b) No Nonqualified Stock Option may be exercised after ten years from the date of grant.

        c) No fractional shares will be issued pursuant to the exercise of a Nonqualified Stock Option nor will any cash payment be made in lieu of fractional shares.

8. Incentive Stock Options. The Committee may approve the grant of Incentive Stock Options to Eligible Persons who are Employees, subject to the following terms and conditions.

        a) The exercise price of each share of Common Stock under an Incentive Stock Option will be at least equal to the Fair Market Value of a share of the Common Stock on the date of grant: provided, however, that if the Associate, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (as defined in Section 424 of the Code), then the exercise price of each share of Common Stock subject to such Incentive Stock Option shall be at least one hundred and ten percent (110%) of the Fair Market Value of such share of Common Stock, as determined in the manner stated above.



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        b)      No Incentive Stock Option may be exercised after ten (10) years from the date of grant: provided, however, that the Associate, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (as defined in Section 424 of the Code), the Incentive Stock Option granted shall not be exercisable after the expiration of 5 years from the date of grant.

        c) No fractional shares will be issued pursuant to the exercise of an Incentive Stock Option nor will any cash payment be made in lieu of fractional shares.

9. Option Rules. The purchase price under each Option may be paid in (a) cash, (b) cash equivalents or notes acceptable to the Committee, (c) by arrangement with a broker which is acceptable to the Committee where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option shares to the Company, (d) by the surrender of shares of Common Stock owned by the Holder exercising the Option having a Fair Market Value on the date of exercise equal to the purchase price (and which, in the case of shares of Common Stock acquired from the Company, have been owned by the Holder for more than 6 months on the date of surrender) or (e) in any combination of the foregoing. Each Option granted to an Eligible Person shall be exercisable in such manner and at such times as the Committee shall determine. The Committee may modify, accelerate the exercisability of, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different purchase price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Holder, alter or impair his or her rights or obligations under such Option. Notwithstanding anything to the contrary, each Option shall vest at the rate of at least 20% per year over 5 years from the date of grant. Each Option shall provide for a period of exercise of at least 6 months in the event of a termination of employment as a result of death or disability and at least 30 days in the case of termination other than death or disability.

10. Restricted Stock. The Committee may approve the grant of Restricted Stock unrelated to Nonqualified Stock Options or Stock Appreciation Rights to Eligible Persons, subject to the following terms and conditions:

        a) The Committee in its discretion will determine the purchase price.

        b) All shares of Restricted Stock sold or granted pursuant to the Plan (including any shares of Restricted Stock received by the Holder as a result of stock dividends, stock splits, or any other forms of capitalization), will be subject to the following restrictions:

                i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.



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                ii)     The Committee may require the Holder to enter into an
                        escrow agreement providing that the certificates representing Restricted Stock sold or granted pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                iii) Each certificate representing Restricted Stock sold or granted pursuant to the Plan will bear a legend making appropriate reference to the Restrictions imposed on the Restricted Stock.

                iv) The Committee may impose restrictions on any shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions designed to facilitate exemption from or compliance with the Securities Exchange Act of 1934, as amended, with requirements of any stock exchange upon which such shares or shares of the same class are then listed and with any blue sky or other securities laws applicable to such shares; provided, however, the restrictions imposed on any Restricted Stock must comply with California Securities Rule 260.140.42.

        c) The restrictions imposed under subparagraph (b) above upon Restricted Stock will lapse in accordance with a schedule or other conditions as determined by the Committee, subject to the provisions of Section 17, subparagraph (d).

        d) Subject to the provisions of subparagraph (b) above and Section 17, subparagraph (d), the Holder will have all rights of a shareholder with respect to the Restricted Stock granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

        e)      Notwithstanding the provisions of subparagraph (b) above and
                Section 17, subparagraph (d), Restricted Stock granted or sold may be held by the trustee of a revocable inter vivos trust (or other trust if such transfer associated therewith does not cause income to be recognized pursuant to Section 83 of the Code and if the trust takes subject to the forfeiture provisions of the Restricted Stock), approved by the Company, established in whole or in part by the Holder and/or the Holder's spouse. So long as the Holder is still an Associate, transfer to such trust shall not violate the provisions of subparagraph (b) above and ownership by such trust shall not invoke any right or obligation of the Company under Section 17, subparagraph (d).

11. Stock Appreciation Rights. The Committee may approve the grant of Rights related or unrelated to Options to Eligible Persons, subject to the following terms and conditions:

        a)      A Stock Appreciation Right may be granted

                i)      at any time if unrelated to an Option:



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                ii)     either at the time of Option grant, or at any time
                        thereafter during the Option term if related to a Nonqualified Stock Option: or

                iii) only at the time of Option grant if related to an Incentive Stock Option.

        b) A Stock Appreciation Right granted in connection with an Option will entitle the Holder of the related Option, upon execution of the Stock Appreciation Right, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 11(d). Such Option will, to the extent surrendered, then cease to be exercisable.

        c) Subject to Section 11(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times as the Committee in its discretion may determine, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option is exercisable.

        d) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying:

                i) The difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

                ii) The number of shares as to which such Stock Appreciation Right has been exercised.

        e) The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons that will be exercisable at such times as the Committee shall determine. Section 11(d) shall be used to determine the amount payable at exercise under such Stock Appreciation Right if Fair Market Value is used, except that Fair Market Value shall not be used if the Committee specifies in the grant of the Right that book value or other measure as deemed appropriate by the Committee is to be used, and the initial share value specified in the award shall be used in lieu of "price of a Common Stock specified in the related Option," as provided in Section 11(d).

        f) Payment of the amount determined under Section 11(d) or (c) may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively at the sole discretion of the Committee, solely in cash or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full



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                payment in shares of Common Stock, and the amount payable
                results in a fractional share, payment for the fractional share will be made in cash.

        g) The Committee shall, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (or any other comparable provisions in effect at the time or times in question). In addition, a Stock Appreciation Right granted under the Plan may provide that it will be exercisable only in the event of a Change-in-Control.

12. Performance Awards. The Committee may approve Performance Awards to Eligible Persons. Such awards may be based on Common Stock performance over a period determined in advance by the Committee or any other measures as determined appropriate by the Committee. Payment will be in cash unless replaced by a Stock Payment in full or in part as determined by the Committee.

13. Stock Payment. The Committee may approve Stock Payments of Common Stock to Eligible Persons for all or any portion of the compensation (other than base salary) that would otherwise become payable to an employee in cash.

14. Dividend Equivalents. A Holder may also be granted at no additional cost "Dividend Equivalents" based on the dividends declared on the Common Stock on record dates during the period between the date an Option is granted and the date such Option is exercised, or such other equivalent period, as determined by the Committee. Such Dividend Equivalents shall be converted to additional shares or cash by such formula as may be determined by the Committee.

        Dividend Equivalents shall be computed, as of each dividend record date, both with respect to the number of shares under the Option and with respect to the number of Dividend Equivalent shares previously earned by the Holder (or his or her successor in interest) and not issued during the period prior to the dividend record date.

15.     Adjustment Provisions.

        a) Subject to Section 15(b), if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in
                Section 3 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit



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                of any other securities subject to the then outstanding
                Incentive Awards without change in the aggregate purchase price or value as to which Incentive Awards remain exercisable or subject to restrictions.

        b) In addition, upon a Change-in-Control all Options, Stock Appreciation Rights, and Performance Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions on Restricted Stock will immediately cease. The Committee or any agreement of merger or reorganization may offer the Holder the right to exchange such vested Incentive Awards for fully vested and equivalent value awards under a successor plan.

16.     General Provisions.

        a) With respect to any shares of Common Stock issued or transferred under any provision of the Plan such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct; provided that any such conditions must comply with California Corporate Securities Rules 260.140.41 and 260.140.42.

        b) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Holder any right to continue in the employ of the Company or any of its Subsidiaries or affect the right of the Company to terminate the employment of any Holder at any time and for any reason.

        c) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules, and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issue of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Holder to take any reasonable action to meet such requirements.

        d) No Holder (individually or as a member of a group) and no beneficiary or other person claiming under or through such Holder will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Holder.

        e) The Company may make such provisions, as it deems appropriate to withhold any taxes, which it determines it is required to withhold in connection with any Incentive or Performance Award.

        f) No Incentive Award and no right under the Plan contingent or otherwise, will be assignable or subject to any encumbrance, pledge (other than a pledge to secure a loan from the Company), or charge of any nature except that, under such rules and



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                regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Holder of such Incentive Award. If such beneficiary is the executor or administrator of the estate of the Holder of such Incentive Award, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the Holder of such Incentive Award or, in the case of intestacy, under the laws relating to intestacy. Except as determined by the Committee, no Incentive Award shall be transferable by any Eligible Person other than by will of the laws of descent and distribution or pursuant to a qualified domestic relations order. In considering transferability of an Incentive Award, the Committee may also consider the registration limitation of SEC Form S-8 and on that basis may in its discretion determine whether to prohibit transferability, permit alternative registration of the Incentive Award, treat the Incentive Award as SEC Rule 144 "restricted stock," or take such other measures as the Committee deems appropriate.

        g) The Committee may permit a Holder to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold a portion of any Common Stock that otherwise would be issued to him having a value equal to the statutory minimum amount required to be withheld, or by surrendering all or a portion of any Common Stock that he or she previously acquired (and which, in the case of shares of Common Stock acquired from the Company, have been owned by the Holder for more than 6 months on the date of surrender). Such Common Stock shall be valued at its Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Stock to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

        h) All Incentive Awards, to the extent then outstanding, shall become 100% vested in the event of death or total and permanent disability.

17.     Amendment and Termination.

        a) The Board of Directors may, in its discretion, amend, suspend, or terminate the Plan at any time. An amendment of the Plan shall be subject to the approval of the Company's shareholders to the extent it affects the application of the accelerated vesting provisions herein, Section 15, or to the extent required by applicable laws, regulations and or rules.

        b) The Committee may, with the consent of a Holder, make such modifications in the terms and conditions of the Incentive Award as it deems advisable or cancel the Incentive Award (with or without consideration) with the consent of the Holder.



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        c)      No amendment, suspension, or termination of the Plan will, without the consent of the Holder, alter, terminate, impair, or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

        d) In the event a Holder of Restricted Stock ceases to be a Key Associate all such Holder's Restricted Stock which remains subject to substantial risk of forfeiture at the time his or her employment terminates will be repurchased by the Company at the original price at which such Restricted Stock had been purchased unless the Committee determines otherwise.

        e) In the event a Holder of a Performance Award ceases to be a Key Associate, all such Holder's Performance Awards will terminate except in the case of retirement, death, or Total and Permanent Disability. The Committee, in its discretion, may authorize full or partial payment of Performance Awards in all cases involving retirement, death, or permanent and total disability.

        f) The Committee may in its sole discretion determine, with respect to an Incentive Award that any Holder who is on unpaid leave of absence for any reason will be considered as still in the employ of the Company, provided that rights to such Incentive Award during an unpaid leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence.

18. Effective Date of Plan and Duration of Plan. This Plan will become effective upon approval by the shareholders of the Company within twelve
        (12) months following the date of its adoption by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan will terminate ten (10) years after its approval by the shareholders of the Company.




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